Exhibit 10.3

CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K, BECAUSE IT IS BOTH NOT MATERIAL AND THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. IN ADDITION, CERTAIN PERSONALLY IDENTIFIABLE INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO ITEM 601(A)(6) OF REGULATION S-K. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

MASTER REORGANIZATION AGREEMENT

This MASTER REORGANIZATION AGREEMENT (“Agreement”) is entered into as of January 2, 2025, effective as of January 2, 2025 (the “Effective Date”), by and among:

(a) New Mountain Net Lease Partners Corporation, a Maryland corporation (the “Existing REIT”);

(b) New Mountain Net Lease Partners, L.P., a Delaware limited partnership (“NM Fund I”);

(c) New Mountain Net Lease Trust, a Maryland statutory trust (the “Trust”);

(d) NMC Initial L.P., L.L.C., a Delaware limited liability company (the “Initial LP”);

(e) New Mountain Net Lease Delaware Feeder, L.P., a Delaware limited partnership (“Blocker”);

(f) NMNL QRS, Inc., a Delaware corporation (“NMNL QRS”); and

(g) New Mountain Net Lease GP, L.L.C., a Delaware limited liability company (the “NMC GP”).

R E C I T A L S:

WHEREAS, NM Fund I currently indirectly holds a portfolio of net lease assets through the Existing REIT (the “Seed Portfolio”);

WHEREAS, NM Fund I has organized the Trust, a perpetual-life, non-traded real estate investment trust, which intends to undertake a continuous private offering of its Common Shares;

WHEREAS, NM Fund I intends to undertake a recapitalization, pursuant to which partners of NM Fund I and Blocker had the opportunity to elect to continue to hold an ownership interest in the Seed Portfolio, indirectly through an ownership interest in the Trust, or, following the transactions contemplated hereby, have their ownership interest liquidated through a repurchase for such interest for cash; and

WHEREAS, subject to the terms and conditions set forth in this Agreement, the assuming parties agree to perform all of the duties, obligations, liabilities and undertakings associated with ownership and holding of Common Shares or other equity interests as set forth herein.

NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

AGREEMENT

1.              Definitions. The following terms used in this Agreement not otherwise defined elsewhere shall have the meanings specified below:

a.	“Adviser” shall mean New Mountain Finance Advisers, L.L.C., a Delaware limited liability company.

b.	“Agreement and Plan of Merger” shall mean that certain Agreement and Plan of Merger, dated January 2, 2025, between NMNL QRS, Blocker and the Trust.

c.	“Assumed NAV” shall mean $546,154,685, which is calculated as follows: the Seed Portfolio Fair Value, plus (i) New Mountain’s good faith estimate of undistributed net income received by NM Fund I in respect of the Seed Portfolio following September 30, 2024 through the close of business on the day immediately prior to the Effective Date (such period, the “Pre-Closing Period”), net of any accrued expenses of NM Fund I relating to the Pre-Closing Period, plus (ii) any cash or cash equivalents held by NM Fund I (including any subsidiary thereof) as of the day immediately prior to the Effective Date.

d.	“Common Shares” shall mean common shares of beneficial interest, par value $0.01 per share, of the Trust.

e.	“Election Form” shall mean the Election Form attached as Appendix A to the Solicitation Materials, dated September 10, 2024.

f.	“Existing Partners” shall mean the partners of NM Fund I as of the Effective Date.

g.	“New Mountain” shall mean New Mountain Capital, L.L.C., a Delaware limited liability company.

h.	“Seed Portfolio Fair Value” shall mean net asset value of the Seed Portfolio (as determined by the Adviser) as of September 30, 2024.

2.             The parties hereby confirm that the following transactions shall hereby occur pursuant to this Agreement and in the order as set forth below, without the need for further action by any person:

i.	STEPS ONE – TWO:

a.	The parties hereby acknowledge and agree that, as of the Effective Date, NM Fund I is the holder of 100% of the outstanding shares of common stock of the Existing REIT. As of the Effective Date, NM Fund I hereby agrees to contribute, transfer and deliver 100% of its right, title and interest in the Existing REIT (as set forth in the books and records of the Existing REIT) to the Trust free and clear of all mortgages, liens, pledges, security interests, charges, claims, restrictions and encumbrances of any nature whatsoever (collectively, “Liens”) in exchange for a number of Common Shares in such amounts and class designations as set forth on Schedule I hereto (the “REIT Contribution”). For the avoidance of doubt, the aggregate number of Common Shares issued by the Trust to NM Fund I represents the Assumed NAV, divided by $20.00. Following the REIT Contribution, the Existing REIT will become a wholly-owned subsidiary of the Trust. The Trust hereby accepts delivery of such shares of common stock of the Existing REIT and hereby assumes and agrees to perform all of the duties, obligations, liabilities and undertakings associated with ownership and holding of the shares of common stock of the Existing REIT.

b.	Immediately following the REIT Contribution, the parties acknowledge the Existing REIT filed (i) (a) a certificate of conversion and (b) a certificate of limited partnership, in each case, with Delaware Secretary of State and (ii) articles of conversion with the State Department of Assessments and Taxation of Maryland, to convert to a Delaware limited partnership (collectively, the “OP Conversion”) and change its name to “NEWLEASE Operating Partnership LP” (after such conversion and name change, referred to as, the “Operating Partnership”). In connection with the OP Conversion, (i) the Trust contributes nominal interests in the Operating Partnership to Initial LP and (ii) the Operating Partnership enters into that certain limited partnership agreement, dated as the Effective Date, by and among, the Trust and NEWLEASE Special Limited Partner LP. For U.S. federal income tax purposes, the REIT Contribution and OP Conversion, taken together, are intended to be treated as a tax-free reorganization under Section 368(a)(1)(F) of the Code. The parties hereto further agree that this Agreement shall constitute a “plan of reorganization” within the meaning of Treasury Regulations Section 1.368-2(g) adopted as of the date hereof.

STEP THREE – FOUR:

a.	Following the REIT Contribution, NM Fund I hereby distributes, transfers and delivers to the Existing Partners, including Blocker, in proportion to their respective ownership in NM Fund I as of the Effective Date and in such amounts as set forth on Schedule II hereto, its right, title and interest in the Common Shares received by NM Fund I in connection the REIT Contribution free and clear of all Liens (the “NM Fund I Distribution”). For U.S. federal income tax purposes, the NM Fund I Distribution is intended to be treated as a distribution under Section 731 of the Code.

b.	Immediately following the NM Fund I Distribution, the Trust shall (i) admit new investors for cash and (ii) shall repurchase for cash from those Existing Partners that elected to liquidate their interest in the Seed Portfolio, other than Blocker (each, a “Selling LP”) as set forth on each such Existing Partner’s Election Form all or part of the Common Shares such Existing Partner received in connection with the NM Fund I Distribution, in such amounts as set forth on Schedule III hereto (each, a “Selling LP Repurchase”). Following each Selling LP Repurchase, each Selling LP shall have no rights with respect to such Common Shares and the books and records of the Trust shall be updated to reflect the Selling LP Repurchase. For U.S. federal income tax purposes, the Selling LP Repurchase is intended to be treated as a redemption of shares in the Trust by Selling LPs under Section 302 of the Code.

STEPS FIVE – EIGHT:

a.	Each limited partner of Blocker contributes all their loans to capital of Blocker.

b.	Pursuant to the Agreement and Plan of Merger, the Blocker shall merge with and into NMNL QRS, with Blocker surviving (the “Blocker / QRS Merger”), with each (i) limited partner of Blocker receiving cash consideration in an amount as set forth on Schedule I to the Agreement and Plan of Merger for such limited partner’s interest in Blocker and (ii) the general partner of Blocker receiving cash consideration in an amount as set forth on Schedule II to the Agreement and Plan of Merger. For U.S. federal income tax purposes, the Blocker / QRS Merger is intended to be treated as a taxable sale of shares of Blocker.

c.	Pursuant to the Agreement and Plan of Merger, immediately following the Blocker / QRS Merger, Blocker shall merge with and into the Trust, with the Trust surviving (the “Trust / Blocker Merger”). For U.S. federal income tax purposes, the Trust / Blocker Merger is intended to be treated as a liquidation of Blocker under Section 332 of the Code. The parties hereto further agree that the Trust / Blocker Merger shall constitute a plan of liquidation in accordance with Section 332 of the Code which shall be adopted following the consummation of the Blocker / QRS Merger.

d.	Following the Trust / Blocker Merger, NMC GP shall contribute $525,863, which is equal to the cash it received in connection with Blocker / QRS Merger, to the Trust in consideration for 26,293.15 Class E Common Shares.

STEPS NINE – TEN:

a.	Following the Trust / Blocker Merger, NMC GP shall distribute in kind to each of its partners in proportion to their respective ownership percentage as of the Effective Date all assets, including the Common Shares it receives pursuant to the terms of this Agreement, and thereafter dissolves in accordance with its terms. For U.S. federal income tax purposes, this Step 9 is intended to be treated as a liquidating distribution under Section 731 of the Code.

b.	Following the Trust / Blocker Merger, Initial LP dissolves in accordance with its terms and distributes its interest in the OP to the Trust.

3.             Effect of Agreement, Etc. Each of the parties hereto hereby represents and warrants as of the date of this Agreement, that the execution, delivery and performance of this Agreement by such party and the consummation of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time, or both (A) violate any provision of law, statute, rule, regulation or executive order to which such party is subject; (B) violate any judgment, order, writ or decree of any court applicable to such party; or (C) result in the breach of or conflict with any term, covenant, condition or provision of, or constitute a default under, any material commitment, contract or other agreement or instrument, to which such party is or may be bound or affected.

4.             Cooperation. Each of the parties hereto, without further consideration, shall execute and deliver other documents and take such other action as may be necessary to consummate more effectively the subject matter hereof.

5.             Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, and legal representatives of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto or their respective successors and assigns, any rights or benefits under or by reason of this Agreement.

6.             Limitation on Assignment. This Agreement may not be assigned by any party hereto without the prior written consent of the other parties hereto. Any assignment or delegation in derogation of this provision shall be null and void.

7.             Entire Agreement. It is expressly understood and agreed that this Agreement contains the entire agreement and understanding concerning the subject matter herein, and supersedes and replaces all prior negotiations and agreements between the parties hereto, whether written or oral. It is expressly understood and agreed that there have been no promises, agreements, warranties or inducements, not herein expressed. The parties hereto acknowledge that they have read this Agreement and have executed it without relying upon any statements, representations, or warranties, written, or oral, not expressly set forth herein.

8.             Waiver, Modification and Amendment. No provision herein may be waived unless in writing signed by the party whose rights are thereby waived. Waiver of any one provision herein shall not be deemed to be a waiver of any other provision herein. This Agreement may be modified or amended only by written agreement executed by all the parties hereto.

9.             Governing Law. This Agreement shall in all respects be interpreted, enforced and governed by and under the laws of the State of Delaware.

10.           Consent to Jurisdiction. Each party hereto (a) consents to submit itself to the personal jurisdiction of the Court of Chancery of the State of Delaware or any federal court within the District of Delaware in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it will not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than the Court of Chancery of the State of Delaware or any federal court within the District of Delaware and (d) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or Proceeding in the Court of Chancery of the State of Delaware or such Federal court. Each party hereto agrees that a final judgment in any such action or Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Any judgment from any such court described above may, however, be enforced by any party hereto in any other court in any other jurisdiction.

11.           Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.

12.           Severability. In the event that one or more of the provisions or portions thereof of this Agreement is determined to be illegal or unenforceable, the remainder of this Agreement shall not be affected thereby, and each of the remaining provisions or portion thereof shall remain, continue to be valid and effective and be enforceable to the fullest extent permitted by law.

13.           Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all when taken together shall constitute the Agreement. For the avoidance of doubt, a Person’s execution and delivery of this Amendment by electronic signature and electronic transmission, including via DocuSign or other similar method, shall constitute the execution and delivery of a counterpart of this Amendment by or on behalf of such Person.

14.           Titles and Captions. Paragraphs, titles and captions contained in this Agreement are inserted only as a matter of convenience and for reference and shall in no way be construed to define, limit or extend the scope of this Agreement or the intent of any of its provisions.

15.           Recitals. Each of the Recitals is incorporated herein by this reference and shall become part of this Agreement.

* * *

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

NEW MOUNTAIN NET LEASE PARTNERS CORPORATION

By:	/s/ Adam Weinstein
Name:	Adam B. Weinstein
Title:	Authorized Person

NEW MOUNTAIN NET LEASE PARTNERS, L.P.

By: New Mountain Net Lease GP, L.L.C., its general partner

By:	/s/ Adam Weinstein
Name:	Adam B. Weinstein
Title:	Managing Director

NEW MOUNTAIN NET LEASE TRUST

By:	/s/ Teddy Kaplan
Name:	Teddy Kaplan
Title:	President and Chief Executive Officer

NEW MOUNTAIN NET LEASE DELAWARE FEEDER, L.P.

By: New Mountain Net Lease GP, L.L.C., its general partner

By:	/s/ Adam Weinstein
Name:	Adam B. Weinstein
Title:	Managing Director

[Signature Page – NEWLEASE – Master Reorganization Agreement]

NMNL QRS, Inc.

By:	/s/ Teddy Kaplan
Name:	Teddy Kaplan
Title:	Authorized Person

NMC INITIAL L.P., L.L.C.

By: New Mountain Net Lease Trust, its managing member

By:	/s/ Teddy Kaplan
Name:	Teddy Kaplan
Title:	President and Chief Executive Officer

NEW MOUNTAIN NET LEASE GP, L.L.C.

By:	/s/ Adam Weinstein
Name:	Adam B. Weinstein
Title:	Managing Director

[Signature Page – NEWLEASE – Master Reorganization Agreement]

Schedule I – REIT Contribution Consideration

Class	Number of Shares
Class A common shares	831,571.40
Class F common shares	6,287,641.75
Class E common shares	20,188,521.10

[Signature Page – NEWLEASE – Master Reorganization Agreement]

Schedule II – Distribution Amounts

[***]

[Signature Page – NEWLEASE – Master Reorganization Agreement]

Schedule III – Selling LPs

[***]

[Signature Page – NEWLEASE – Master Reorganization Agreement]